Principal Exchange-Traded Funds
Supplement dated May 29, 2020
to the Statutory Prospectus dated November 1, 2019
(as previously supplemented)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
In the Fixed-Income Securities section, add the following after the second paragraph:
The United Kingdom’s Financial Conduct Authority, which regulates the London Inter-bank Offered Rate (“LIBOR”), plans to phase out LIBOR by the end of 2021. There remains uncertainty regarding LIBOR’s future and the nature of a replacement rate. LIBOR’s discontinuation and replacement could lead to short-term and long-term uncertainty, market instability, and adverse impacts to newly issued and existing financial instruments that reference LIBOR. While some instruments may contemplate the discontinuation of LIBOR by providing for an alternative rate-setting methodology, not all instruments may have such provisions and there is uncertainty regarding the effectiveness of any alternative methodology. In addition, LIBOR’s discontinuation or replacement may affect the value, liquidity, or return on certain Fund investments and may result in costs in connection with closing out positions and entering into new trades.